Exhibit 99.1 - Accounting Report

EXHIBIT 99.1
ACCELERATED ACQUISITION XV, INC.
(A Development Stage Company)
Table of Contents
November 7, 2011

Page
Report of Independent Registered Public Accounting Firm	F-1
Financial Statements:
Balance Sheet as of November 7, 2011	F-2
Statement of Operations for the Period October 21, 2011 to November 7, 2011	F-3
Statement of Stockholder's Equity for the Period October 21, 2011 to November 7, 2011	F-4
Statement of Cash Flows for the Period October 21, 2011 to November 7, 2011	F-5
Notes to Financial Statements	F-6

Peter Messineo
Certified Public Accountant
1982 Otter Way Palm Harbor FL 34685
peter@pm-cpa.com
T 727.421.6268 F 727.674.0511

REPORT OF INDEPENDENT REGISTERED ACCOUNTING FIRM

To the Board of Directors and Stockholders

Accelerated Acquisition XV, Inc.

I have audited the accompanying Balance Sheet of Accelerated Acquisition XV, Inc., (a Development Stage Company), as of November 7, 2011, and the related Statement of Operations, Stockholders Equity, and Cash Flows for the period from inception (October 21, 2011) to November 7, 2011. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based upon my audit.

I conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor was I engaged to perform an audit of its internal control over financial reporting, My audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, I express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Accelerated Acquisition XV, Inc. as of November 7, 2011, and the results of its operations and its cash flows for the period from inception (October 21, 2011) to November 7, 2011 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company has incurred material losses, and has limited cash. These matters raise substantial doubt about the Company's ability to continue as a going concern. These financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that may result should the Company be unable to continue as a going concern.

/s/ Peter Messineo, CPA

Peter Messineo, CPA
Palm Harbor FL
November 7, 2011

________________________________________

ACCELERATED ACQUISITION XV, INC.
(A Development Stage Company)
Balance Sheet
November 7, 2011

Assets
Current Assets	$200
Total Current Assets and Total Assets	$200
Stockholder's Equity
Common Stock 100,000,000 shares authorized
5,000,000 shares @.0001 par issued and outstanding	$500
Preferred Stock 10,000,000 shares authorized, 0 shares
issued and outstanding @.0001 par value
Additional Paid in Capital	$1,500
Deficit	($1,800)

Total Stockholder's Equity	$200

The accompanying notes are an integral part of these financial statements.

________________________________________

ACCELERATED ACQUISITION XV, INC.
(A Development Stage Company)
Statement of Operations
For the Period from Inception (October 21, 2011) to November 7, 2011

Revenues	$--
Costs and Expenditures
Professional Fees	$1,800
Total costs and expenses	$1,800
Net loss	($1,800)
Weighted Average of Shares Outstanding	5,000,000
Loss per share	($.00036)

________________________________________

ACCELERATED ACQUISITION XV, INC.
(A Development Stage Company)
Statement of Stockholder's Equity
For the Period from Inception (October 21, 2011) to November 7, 2011

	Common Stock	Par Value	Total	APIC	Deficit	Total

Balance, Beginning	--	--	--	--	--	--
Issuance of Shares-Founders for Cash	5,000,000	0.0001	500	1,500	--	2,000
Loss for the initial period					(1,800)	(1,800)
Balance, Ending	5,000,000	0.0001	500	1,500	(1,800)	(1,800)

The accompanying notes are an integral part of these financial statements.

________________________________________

ACCELERATED ACQUISITION XV, INC.
(A Development Stage Company)
Statement of Cash Flows
For the from Inception Period (October 21, 2011) to November 7, 2011

Cash Flows from operating activities
Net Loss for the period	($1,800)
Cash Flows from Financing Activities
Sale of Common Stock	2,000
Net Increase in Cash	200
Cash at the beginning of perod	--
Cash at the end of period	$200
The accompanying notes are an integral part of these financial statements.

________________________________________

ACCELERATED ACQUISITION XV, INC.
(A Development Stage Company)
Notes to Financial Statements
November 7, 2011

NOTE 1 - ORGANIZATION

Organization and Line of Business

Accelerated Acquisition XV, Inc. (the "Company") is currently a blank check company under the provisions of Statement of Financial Accounting Standards ("SFAS") No. 7 and was incorporated under the laws of the State of Delaware on October 21, 2011. The Company's purpose is to raise capital that is intended to be used in connection with its business plans which may include a possible merger, acquisition or other business combination with an operating business.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation/Going Concern

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which contemplate continuation of the Company as a going concern. However, the Company has no established source of revenue. This matter raises substantial doubt about the Company's ability to continue as a going concern. These financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts, or amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

Management plans to take the following steps that it believes will be sufficient to provide the Company with the ability to continue in existence:

Management intends to raise financing through private equity financing or other means and interests that it deems necessary.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles require management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting periods. Actual results could differ from these estimates.

Fair Value of Financial Instruments

The estimated fair values of cash, property and equipment and due to stockholder, none of which are held for trading purposes, approximate their carrying value because of the short-term maturity of these instruments or the stated interest rates are indicative of market interest rates.

________________________________________

ACCELERATED ACQUISITION XV, INC.
(A Development Stage Company)
Notes to Financial Statements
November 7, 2011

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (Continued)

Income Taxes

The Company follows the asset and liability method of accounting for income taxes. Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that included the enactment date. A valuation allowance is recorded to reduce the carrying amounts of deferred tax assets unless management believes it is more likely than not that such assets will be realized.

Basic and Diluted Income/(Loss) Per Share:

In accordance with SFAS No. 128, "Earnings Per Share," the basic income/(loss) per common share is computed by dividing net income/(loss) available to common stockholders by the weighted average number of common shares outstanding. Diluted income per common share is computed similar to basic income per common share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive.

Revenue Recognition

Revenue is recognized in accordance with SEC Staff Accounting Bulletin No. 101, "Revenue Recognition in Financial Statements." The Company recognizes revenue when the significant risks and rewards of ownership have been transferred to the customer pursuant to applicable laws and regulations, including factors such as when there has been evidence of a sales arrangement, the performance has occurred, or service have been rendered, the price to the buyer is fixed or determinable, and collectibility is reasonably assured.

NOTE 3 - STOCKHOLDERS' EQUITY

The Company has issued 5,000,000 shares of its common stock as founder shares, for a total consideration of $2,000.